Exhibit 99.2
THIRD AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT
     This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 7th day of February, 2006, by NAVARRE CORPORATION, a Minnesota corporation (“Borrower”), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the “Agent”) for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of June 1, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as herein set forth.
     NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and Lenders hereby agree as follows:
SECTION 1. Amendments.
     (a) The second sentence of Section 1.3(b)(iii) is hereby amended by inserting, immediately following the phrase “proceeds thereof” which appears in the third sentence therein, the phrase “(other than the Qualified PIPE Transaction Proceeds which are applied to prepay Term Loan C in accordance with Section 1.3(f)).”
     (b) Section 1.3(f) is hereby amended and restated to read in its entirety as follows:
     “(f) If the Borrower or any of its Affiliates receives any FUNimation Purchase Price Adjustment Proceeds, on the date such FUNimation Purchase Price Adjustment Proceeds are received by the Borrower or any of its Affiliates, the Borrower shall repay Term Loan B in an amount equal to the FUNimation Purchase Price Adjustment Proceeds so received. In addition, notwithstanding the provisions of the second sentence of Section 1.3(a) of the Credit Agreement, promptly upon the consummation of a Qualified PIPE Transaction, the Borrower shall repay Term Loan C in an amount equal to the Qualified PIPE Transaction Proceeds received by Borrower; provided that in the event that upon the consummation of a Qualified PIPE Transaction, Borrower receives Qualified PIPE Transaction Proceeds of at least (i) $12,500,000, Borrower may also use cash and/or Cash Equivalents on hand in an amount not to exceed $5,000,000 to repay Term Loan C so long as (x) Borrower shall have unrestricted cash and/or Cash Equivalents on hand or on deposit at a bank or financial institution acceptable to Agent of at least $10,000,000 in the aggregate after giving effect to such repayment and (y) the aggregate outstanding principal amount of Revolving Credit Advances shall be zero dollars ($0) immediately prior and after such repayment or (ii) $17,500,000, Borrower may also use cash and/or Cash Equivalents on hand in an amount not to exceed $7,500,000 to repay Term Loan C so long as (x) Borrower shall have unrestricted cash and/or Cash Equivalents on hand or on deposit at a bank or financial institution acceptable to Agent of at least $12,500,000 in the aggregate after giving effect to such repayment and (y) the aggregate outstanding principal amount of Revolving Credit Advances shall be zero dollars ($0) immediately prior and after such repayment.”
     (c) The following defined terms shall be inserted in the appropriate alphabetical locations in Annex A:
     “Qualified Hedging Termination Payment” means a payment made by the Borrower to terminate the Interest Rate Agreement entered into by the Borrower with LaSalle Bank, N.A. relating to Term Loan C.
     “Qualified PIPE Transaction” means a private sale of equity interests in the Borrower by the Borrower (i) consummated on or prior to March 31, 2006 and (ii) pursuant to which the Borrower receives Qualified PIPE Transaction Proceeds of at least $12,500,000.
     “Qualified PIPE Transaction Proceeds” means the gross proceeds of a Qualified PIPE Transaction received by Borrower net of customary transaction fees attributable to such transaction and payable by Borrower in connection therewith.
     (d) The last paragraph of Annex G is hereby amended to add the following new sentences at the end thereof which shall read as follows:
     “If the Borrower makes a Qualified Hedging Termination Payment and/or consummates a Qualified PIPE Transaction (i) to the extent that such Qualified Hedging Termination Payment and/or the expenses incurred to consummate such Qualified PIPE Transaction reduce EBITDA of the Borrower for any period, solely for the purposes of Sections (d), (e) and (f) of this Annex G, EBITDA of the Borrower for such period shall be increased by the lesser of (a) the aggregate amount of such reductions or (b) $1,000,000 and (ii) to the extent that such Qualified Hedging Termination Payment increases Interest Expense or Indebtedness of the Borrower for any period, solely for the purpose of Sections (d) and (e) of this Annex G, Interest Expense or Indebtedness, as applicable, for such period shall be reduced by the amount of such increase.”
SECTION 2. Conditions. This Amendment shall be come effective once this Amendment shall have been duly executed and delivered by the Borrower, the Credit Parties, the Agent and the Requisite Lenders.
          In addition, if a Qualified PIPE Transaction is not consummated on or prior to March 31, 2006, Section 1 of this Amendment shall be null and void and the Credit Agreement shall continue in full force and effect as if this Amendment was not entered into by the parties hereto.
SECTION 3. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Amendment, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:
     (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;
     (b) the execution, delivery and performance by such Credit Party of this Amendment has been duly authorized by all necessary corporate, limited liability company or partnership action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;
     (c) neither the execution, delivery and performance of this Amendment by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and
     (d) no Default or Event of Default has occurred and is continuing.

SECTION 4. Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
     (b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.
SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.
SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWER:

NAVARRE CORPORATION

By:

Name:

Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:

Name:

Title:

[Signature Page to Third Amendment to Third Amended
and Restated Credit Agreement]

LENDERS

By:

Name:

Title:

[Signature Page to Third Amendment to Third Amended
and Restated Credit Agreement]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above by below Persons in their capacity as Credit Parties not as Borrower.

ENCORE SOFTWARE, INC., as Credit Party

By:

Name:

Title:

BCI ECLIPSE COMPANY, LLC, as Credit Party

By:

Name:

Title:

FUNIMATION PRODUCTIONS LTD., as Credit Party

By: Navarre CP, LLC, its General Partner

By:

Name:

Title:

FUNIMATION STORE LTD., as Credit Party

By: Navarre CS, LLC, its General Partner

By:

Name:

Title:

NAVARRE CP, LLC, as Credit Party

By:

Name:

Title:

NAVARRE CLP, LLC, as Credit Party

By:

Name:

Title:

[Signature Page to Third Amendment to Third Amended
and Restated Credit Agreement]

NAVARRE CS, LLC, as Credit Party

By:

Name:

Title:

[Signature Page to Third Amendment to Third Amended
and Restated Credit Agreement]